UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

(Amendment No.                 )

Check the appropriate box:

[X]     Preliminary information statement.

[    ]    Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

[    ]    Definitive information statement.

GREAT-WEST FUNDS, INC.

(Name of Registrant as Specified in its Charter)

Payment of filing fee (check the appropriate box):

[X]     No fee required.

[    ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[    ]    Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, schedule or registration statement no.:

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IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

Regarding the Great-West Global Bond Fund (formerly the Great-West Templeton Global Fund)

This notice presents only an overview of the more complete Information Statement that is available to you on the Internet relating to the Great-West Global Bond Fund (formerly the Great-West Templeton Global Bond Fund) (the “Fund”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement contains important information about a sub-adviser change for the Fund. Effective August 24, 2018, BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”) joined Franklin Advisers, Inc. (“Franklin”) as a sub-adviser to the Fund. At a meeting held on June 21, 2018 the Board of Directors of Great-West Funds, Inc., including a majority of the directors who are not “interested persons” of Great-West Funds or GWCM, as that term is defined in the 1940 Act (“independent directors”), considered and approved a new sub-advisory agreement which added BNY Mellon AMNA as sub-adviser to the Fund alongside Franklin, and voted to change the name of the Fund to reflect the fact that Franklin is no longer the sole sub-adviser.

Great-West Capital Management, LLC (“GWCM”) is the investment adviser to Great-West Funds, Inc. (“Great-West Funds”), including the Fund. GWCM provides investment advisory, fund operations, and accounting services to Great-West Funds. GWCM, at its own expense, may select and contract with sub-advisers to manage investments of one or more of the series of Great-West Funds.

Great-West Funds operates under a manager-of-managers structure pursuant to an order issued by the U.S. Securities and Exchange Commission. The order generally permits GWCM to hire sub-advisers or materially amend sub-advisory agreements without shareholder approval. The Board of Directors of Great-West Funds must approve such sub-advisory agreements, and Great-West Funds must provide specified information to shareholders within 90 days of the hiring of any new sub-adviser.

The addition of BNY Mellon AMNA as sub-adviser does not change the Fund’s fees and expenses because GWCM pays all sub-advisory fees from the management fees that the Fund already pays GWCM.

Instead of physically delivering the Information Statement, Great-West Funds has made the Information Statement available to you online at www.greatwestfunds.com until February 20, 2019. A paper or email copy of this information statement may be obtained, without charge, by calling (866) 831-7129.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you have any questions, please contact us at (866) 831-7129.

Dear Shareholder,

The enclosed information statement contains important information about a sub-adviser change for the Great-West Global Bond Fund (formerly the Great-West Templeton Global Bond Fund) (the “Fund”). Effective August 24, 2018, BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”) joined Franklin Advisers, Inc. (“Franklin”) as a sub-adviser to the Fund.

Please read the enclosed information statement carefully because it describes the Fund’s investment management structure, the existing sub-advisory agreement with Franklin, the new sub-advisory agreement with BNY Mellon AMNA, background information about BNY Mellon AMNA, factors that the Board of Directors of Great-West Funds, Inc. considered in approving the sub-advisory agreement with BNY Mellon AMNA, and other important information.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you have any questions, please contact us at (866) 831-7129.

Sincerely,

Scott C. Sipple
President & Chief Executive Officer
Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

Great-West Global Bond Fund

Executive Offices & Mailing Address:	8515 East Orchard Road Greenwood Village, Colorado 80111

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at www.greatwestfunds.com

The purpose of this information statement is to notify shareholders of the Great-West Global Bond Fund (formerly the Great-West Templeton Global Bond Fund) (the “Fund”), that effective August 24, 2018, BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”) joined Franklin Advisers, Inc. (“Franklin”) as a sub-adviser to the Fund.

Great-West Capital Management, LLC (“GWCM”), a Colorado limited liability company located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is the investment adviser to each series of Great-West Funds, Inc. (“Great-West Funds”), including the Fund. GWCM provides investment advisory, fund operations, and accounting services to Great-West Funds pursuant to an Amended and Restated Investment Advisory Agreement dated May 1, 2017, as amended (the “GWCM Investment Advisory Agreement”). The GWCM Investment Advisory Agreement provides that, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, GWCM, at its own expense, may select and contract with sub-advisers to manage investments of one or more of the series of Great-West Funds.

Great-West Funds operates under a manager-of-managers structure pursuant to an order issued by the U.S. Securities and Exchange Commission (“SEC”). The order generally permits GWCM to hire sub-advisers or materially amend sub-advisory agreements without shareholder approval, provided that the Board of Directors of Great-West Funds (the “Board”) must approve such sub-advisory agreements, and that Great-West Funds must provide specified information to shareholders within 90 days of hiring any new sub-adviser. This Information Statement is being made available to shareholders to fulfill such information requirement.

At a meeting held on June 21, 2018, the Board, including a majority of the directors who are not “interested persons” of Great-West Funds or GWCM, as that term is defined in the 1940 Act (“independent directors”), considered and approved a new sub-advisory agreement, which added BNY Mellon AMNA as an additional sub-adviser to the Fund, and voted to change the name of the Fund.

The addition of BNY Mellon AMNA as sub-adviser does not change the Fund’s fees and expenses because GWCM pays all sub-advisory fees from the management fees that the Fund already pays GWCM.

The Important Notice of Internet Availability of Information Statement is being mailed on or about October 12, 2018. This information statement is available at www.greatwestfunds.com until February 20, 2019. A paper or email copy of this information statement may be obtained, without charge, by calling (866) 831-7129.

Please read this information statement carefully because it contains important information.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN

THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

THE GWCM INVESTMENT ADVISORY AGREEMENT

Under the terms of the GWCM Investment Advisory Agreement, GWCM acts as investment adviser and, subject to the supervision of the Board, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations.

GWCM has also contracted to perform, or supervise the performance of, Great-West Funds’ fund operations and accounting services in connection with the management of Great-West Funds, including the Fund, and all financial reporting for Great-West Funds. These services include coordinating all matters relating to the functions of the custodian, transfer agent, accountants, attorneys, and other parties performing services or operational functions for Great-West Funds; providing such administrative and clerical functions as are necessary to provide effective administration of Great-West Funds, including services in connection with certain reports and maintenance of certain books and records of Great-West Funds; providing Great-West Funds with adequate office space and related services necessary for its operations (excluding recordkeeping and other administrative services provided to shareholders of the Funds).

The GWCM Investment Advisory Agreement became effective on May 1, 2017. As approved, the GWCM Investment Advisory Agreement will remain in effect until April 30, 2019, and will thereafter continue in effect from year to year if approved annually by the Board, including the vote of a majority of the directors who are not parties to the GWCM Investment Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Any material amendment to the GWCM Investment Advisory Agreement will only become effective with respect to a particular series of Great-West Funds upon approval by vote of a majority of the outstanding voting securities of that series. The GWCM Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any series of Great-West Funds either by the Board or by vote of a majority of the outstanding voting securities of such series or by GWCM, each on 60 days’ notice to the other party.

For services provided under the GWCM Investment Advisory Agreement, the Fund pays GWCM a management fee of 0.58% on assets up to $1 billion; 0.53% on assets over $1 billion; and 0.48% on assets over $2 billion of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2017, Great-West Funds paid GWCM $2,550,711.00 for its services to the Fund pursuant to the GWCM Investment Advisory Agreement.

GWCM is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), which is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., which is a Canadian financial services holding company with operations in Canada, the United States and Europe, and a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada, a Canadian holding and management company. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

THE SUB-ADVISORY AGREEMENT WITH FRANKLIN

Prior to the appointment of BNY Mellon AMNA as an additional sub-adviser to the Fund, Franklin served as the sole sub-adviser to the Fund pursuant to a sub-advisory agreement among GWCM, Great-West Funds on behalf of the Fund, and Franklin, as amended, (the “Franklin Sub-Advisory Agreement”) effective December 5, 2013.

The Franklin Sub-Advisory Agreement contemplates a multi-manager approach to the sub-advisory services to be provided to the Fund. Under this multi-manager approach, each sub-adviser is responsible for the investment and re-investment of the portion of the Fund managed by the applicable sub-adviser (the “Fund Account”), and for making decisions to buy, sell or hold any particular security with respect to the Fund Account.

For services provided under the Franklin Sub-Advisory Agreement, GWCM pays Franklin a fee computed daily and paid monthly at the annual rate of 0.30% on the first $100 million of assets; 0.275% on the next $200 million; and 0.25% on all assets over $300 million of Franklin’s Fund Account.

During the fiscal year ended December 31, 2017, GWCM paid Franklin $1,013,226.00 for its sub-advisory services for the Fund pursuant to the Franklin Sub-Advisory Agreement.

THE SUB-ADVISORY AGREEMENT WITH BNY MELLON AMNA

The sub-advisory agreement between BNY Mellon AMNA, Great-West Funds on behalf of the Fund, and GWCM became effective on August 24, 2018 (the “BNY Mellon AMNA Sub-Advisory Agreement”). The BNY Mellon AMNA Sub-Advisory Agreement is effective for an initial period of two years, and will continue in effect from year to year thereafter if approved annually by the vote of a majority of the Board who are not interested persons of Great-West Funds, GWCM, or BNY Mellon AMNA, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the majority of the Board or of a majority of the outstanding voting securities of the Fund.

Similar to the Franklin Sub-Advisory Agreement, the BNY Mellon AMNA Sub-Advisory Agreement contemplates a multi-manager approach to the sub-advisory services to be provided to the Fund. Under this multi-manager approach, each sub-adviser is responsible for the investment and re-investment of its respective Fund Account, and for making decisions to buy, sell or hold any particular security with respect to the Fund Account. BNY Mellon AMNA bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to BNY Mellon AMNA for its services out of GWCM’s advisory fee. Accordingly, the Fund’s fees and expenses are not changed as a result of adding BNY Mellon AMNA as sub-adviser because GWCM pays BNY Mellon AMNA’s sub-advisory fees from the management fees that the Fund pays GWCM.

BNY Mellon AMNA’s sub-advisory fee is computed daily and paid monthly at the annual rate of 0.225% of the average daily net asset value of BNY Mellon AMNA’s respective Fund Account.

If the BNY Mellon AMNA Sub-Advisory Agreement had been in place during the entire fiscal year ended December 31, 2017, GWCM estimates that it would have paid BNY Mellon AMNA $410,869 for its sub-advisory services for the Fund pursuant to the BNY Mellon AMNA Sub-Advisory Agreement.

The BNY Mellon AMNA Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by GWCM, by vote of the Board, by vote of a majority of the outstanding voting securities of the Fund, or by BNY Mellon AMNA, in each case on 60 days’ written notice. As required by the 1940 Act, the BNY Mellon AMNA Sub-Advisory Agreement will automatically terminate, without payment of penalty, in the event of its assignment, as defined in the 1940 Act. It also will terminate in the event that the GWCM Investment Advisory Agreement is terminated for any reason.

The BNY Mellon AMNA Sub-Advisory Agreement provides that BNY Mellon AMNA will hold harmless, indemnify and protect Great-West Funds and GWCM and their respective directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) incurred or suffered by Great-West Funds or GWCM as a result of (1) any breach of any representation or warranty, covenant or agreement made by BNY Mellon AMNA in the BNY Mellon AMNA Sub-Advisory Agreement, or (2) the activities (or omissions by BNY Mellon AMNA to carry out its obligations) of BNY Mellon AMNA under the BNY Mellon AMNA Sub-Advisory Agreement, including the activities (or such omissions) of BNY Mellon AMNA’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by BNY Mellon AMNA to perform or assist in the performance of its obligations under the BNY Mellon AMNA Sub-Advisory Agreement.

The text of the BNY Mellon AMNA Sub-Advisory Agreement is attached to this Information Statement as Appendix A.

INFORMATION ABOUT BNY MELLON AMNA

BNY Mellon AMNA, which is registered as an investment adviser under the Advisers Act, is a direct subsidiary of MBC Investments Corporation, a corporation formed under the laws of the State of Delaware, which in turn is wholly-owned by The Bank of New York Mellon Corporation. MBC Investments Corporation holds 100% of the voting securities on BNY Mellon AMNA and is located at 301 Bellevue Parkway, Wilmington, DE 19809. BNY Mellon Corporation is located at 240 Greenwich Street New York, NY 10286. As of June 30, 2018, BNY Mellon AMNA had approximately $550 Billion in assets under management.

Except as otherwise specified herein, all information about BNY Mellon AMNA in this Information Statement has been provided by BNY Mellon AMNA.

Board of Directors and Management Team of BNY Mellon AMNA

The table below lists the individuals who serve as directors and principal executive officers of BNY Mellon AMNA and their principal occupations. The address for all BNY Mellon AMNA personnel is 201 Washington Street, Boston, MA 02108.

Name	Title
Thomas Loeb	Board of Directors & Chairman Emeritus
Linda Lillard	Executive Vice President, COO, Board of Directors
Jeff Zhang	Executive VP, CIO-Multi-Asset & Multi-Factor and Index, Board of Directors
Gregory Brisk	Board of Directors
Alexander Over	Board of Directors, Global Head of Distribution
Michael Germano	Board of Directors, Head of Strategy
Adam Joffe	Board Of Directors, Chief Business Officer
David Leduc	Board of Directors, CIO-Active Fixed Income
David Daglio	Board of Directors, CIO-Active Equity
William Lewin	Board of Directors
Matthew Oomen	Board of Directors
Edward Ladd	Board of Directors

There are no arrangements or understandings made in connection with the BNY Mellon AMNA Sub-Advisory Agreement among Great-West Funds, GWCM and BNY Mellon AMNA with respect to the composition of the managers of GWCM or the Board or with respect to the selection or appointment of any person to any office with any such entity.

Other Funds with Similar Investment Objectives Managed by BNY Mellon AMNA

BNY Mellon AMNA serves as investment adviser to another investment company with similar investment objectives to the Fund. BNY Mellon AMNA has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract for this fund, except as otherwise specified below. Information about this fund appears in the following table:

Fund	Net Assets as of 6/30/2018	Annual Advisory Fee Rate (as a % of average daily net assets)
Dreyfus International Bond Fund	$1,065,518,969.49	0.65%

BOARD REVIEW AND APPROVAL OF THE BNY MELLON AMNA SUB-ADVISORY AGREEMENT

At a meeting held on June 21, 2018 the Board, including a majority of the independent directors, considered and approved the BNY Mellon AMNA Sub-Advisory Agreement adding BNY Mellon AMNA as an additional sub-adviser to the Fund.

Pursuant to the BNY Mellon AMNA Sub-Advisory Agreement, BNY Mellon AMNA, subject to general supervision and oversight by GWCM and the Board, is responsible for the investment and re-investment of the assets of BNY Mellon AMNA’s Fund Account, which includes making decisions to buy, sell, or hold any particular security.

In approving the BNY Mellon AMNA Sub-Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the BNY Mellon AMNA Sub-Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each director’s business judgment after consideration of the information as a whole. Individual directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Based upon its review of the BNY Mellon AMNA Sub-Advisory Agreement and the information provided to it, the Board concluded that the BNY Mellon AMNA Sub-Advisory Agreement was reasonable in light of the services to be performed, fees to be charged, and such other matters as the directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the directors’ determinations to approve the BNY Mellon AMNA Sub-Advisory Agreement are discussed below.

Nature, Extent, and Quality of Services

The Board considered the nature, extent, and quality of services to be provided to the Fund by BNY Mellon AMNA. Among other things, the Board considered BNY Mellon AMNA’s personnel, experience, resources, and performance track record of managing a strategy similar to that which will be used for the Fund, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and obtain and evaluate the economic, statistical, and financial data relevant to the investment policies of the Fund. The Board also reviewed the qualifications and background of the portfolio managers to be responsible for the day-to-day management of the Fund. In addition, the Board considered BNY Mellon AMNA’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as BNY Mellon AMNA’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. The Board concluded that it was satisfied with the nature, extent, and quality of the services to be provided to the Fund by BNY Mellon AMNA.

Investment Performance

The Board considered the investment performance of BNY Mellon AMNA as provided by GWCM. The Board reviewed performance information of a similar strategy managed by BNY Mellon AMNA for the 1-, 3-, and 5-year periods ended December 31, 2017, as compared against the Fund’s benchmark and the Morningstar world peer group. The Board noted that BNY Mellon AMNA outperformed the Fund’s benchmark and the Morningstar world peer group over all such periods. The Board concluded that it was satisfied with the investment performance of BNY Mellon AMNA.

Costs and Profitability

The Board considered the costs of services to be provided by BNY Mellon AMNA. With respect to the costs of services, the Board considered the structure and level of the sub-advisory fees payable by GWCM to BNY Mellon AMNA. In evaluating the sub-advisory fees, the Board considered information regarding the fee charged by BNY Mellon AMNA to a registered investment company managed by BNY Mellon AMNA in the same investment style as the Fund and noted that, based on the information provided by BNY Mellon AMNA, the fee proposed to be charged to GWCM for the Fund was competitive.

The Board also considered the overall financial soundness of BNY Mellon AMNA. The Board reviewed the financial statements of BNY Mellon AMNA’s parent company. The Board considered BNY Mellon AMNA’s representation that profits related to the Fund could not be estimated since the Fund is a new mandate for BNY Mellon AMNA and noted that since the agreement with BNY Mellon AMNA is at arm’s length such information regarding BNY Mellon AMNA was not relevant to its consideration of the Sub-Advisory Agreement.

Economies of Scale

In evaluating economies of scale, the Board considered, among other things, the level of sub-advisory fees payable by GWCM and whether those fees include breakpoints and the current level of Fund assets that will be allocated to BNY Mellon AMNA. Based on the information provided, the Board concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale.

Other Factors

The Board considered ancillary benefits to be derived by BNY Mellon AMNA from its relationship with the Fund as part of the total mix of information evaluated by the Board. In this regard, the Board noted that BNY Mellon AMNA may receive ancillary benefits from soft dollar arrangements by which brokers provide research to BNY Mellon AMNA in return for allocating the Fund’s brokerage to such brokers. The Board concluded that the proposed sub-advisory fee was reasonable, taking into account any ancillary benefits to be derived by BNY Mellon AMNA.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the BNY Mellon AMNA Sub-Advisory Agreement are reasonable and that the approval of the BNY Mellon AMNA Sub-Advisory Agreement is in the best interests of the Fund.

OTHER INFORMATION

Great-West Funds sells Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are series of Great-West Funds.

The separate accounts of GWL&A and Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”) are referred to as the “Series Accounts.” Shares of the Fund may be sold to various Series Accounts of GWL&A and GWL&A of NY, which are registered with the SEC as unit investment trusts under the 1940 Act. In addition, shares of the Fund may be sold to various Series Accounts of GWL&A and GWL&A of NY that are not registered with the SEC. Shares of the Fund are sold to the registered and unregistered Series Accounts to fund certain variable annuity contracts and variable life insurance policies. On August 1, 2018, the directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

Shareholders with an ownership interest of 5% or greater in the Fund as of August 1, 2018 were:

Great-West Global Bond Fund – Investor Class Shares
Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	45.31%
GWLA COLI-VUL 2 Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	11.17%
GWLA Variable Annuity 2 Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	6.48%

Great-West Global Bond Fund – Institutional Class Shares
Record Owner	Address	Percentage
Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.68%
Great-West Moderate Profile Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	14.83%
Great-West Conservative Profile Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.07%
Great-West Moderate Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	9.19%
Great-West Moderately Conservative Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	5.80%
Great-West Conservative Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	13.41%

Broker Commissions

During the fiscal year ended December 31, 2017, Great-West Funds paid commissions in the amount of $6630.00 to brokers affiliated with BNY Mellon AMNA; no commissions were paid by the Great-West Global Bond Fund to brokers affiliated with BNY Mellon AMNA.

Principal Underwriter, Administrator, Custodian

GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of GWL&A, is the principal underwriter for Great-West Funds. GWL&A provides recordkeeping and administrative services for Great-West Funds. GWFS and GWL&A are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

The Bank of New York Mellon serves as custodian of the assets for all Great-West Funds with the exception of the Profile Funds, Lifetime Funds, SecureFoundation® Balanced Fund, and SecureFoundation® Lifetime Funds and will continue to provide these services after BNY Mellon AMNA becomes a sub-adviser to the Fund. For the fiscal year ended December 31, 2017, GWCM paid the Bank of New York Mellon $577,902.00 for custodial services.

Annual and Semi-Annual Reports

Upon request, Great-West Funds will furnish, without charge, a copy of the most recent Annual Report and the most recent Semi-Annual Report to the shareholders of the Fund. Requests should be directed to: Secretary, 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111. The Annual and Semi-Annual Reports of the Fund may also be requested by calling (866) 831-7129 and may be found on Great-West Funds’ web site at www.greatwestfunds.com.

Appendix A – The BNY Mellon AMNA Sub-Advisory Agreement

GREAT-WEST FUNDS, INC.

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of the 24th day of August, 2018, among Great-West Funds, Inc, a Maryland corporation (“Great-West Funds”) on behalf of the Great-West Global Bond Fund (the “Fund”), Great-West Capital Management, LLC, a Colorado limited liability company (the “Adviser”), and BNY Mellon Asset Management North America Corporation, a Delaware Corporation (the “Sub-Adviser”).

WHEREAS, Great-West Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Fund is a series of Great-West Funds;

WHEREAS, the Adviser acts as the investment adviser for the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”) between Great-West Funds and the Adviser under which the Adviser is responsible for the coordination of investment of the Fund’s assets in portfolio securities and for certain administrative services for the Fund; and

WHEREAS, the Adviser is authorized to delegate its investment responsibilities to one or more persons or companies;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, Great-West Funds, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser and Great-West Funds hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may, from time to time, make additions to and withdrawals from the Fund Account.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Fund with respect to the investments of the Fund Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with each of the following and will promptly provide the Sub-Adviser with copies of any amendment or supplement thereto:

a. The Advisory Agreement;

b. Great-West Funds’ most recent effective registration statement as filed with the U.S. Securities and Exchange Commission (the “SEC”);

c. Great-West Funds’ Articles of Amendment and Restatement and Amended and Restated By-Laws; and

d. Any policies, procedures or instructions adopted or approved by Great-West Funds’ Board of Directors relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities and other instruments for investment by the Fund, to purchase and to sell securities and other instruments for the Fund Account, and upon making any purchase or sale decision, to select brokers and other counterparties and place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof (as amended from time to time). In providing portfolio management services to the Fund Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Directors of Great-West Funds, such specific instructions as the Board of Directors may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of Great-West Funds applicable to the Fund furnished pursuant to Section 5 of this Agreement and other instructions communicated to the Sub-Adviser by the Adviser. In so doing, the Sub-Adviser shall manage the Fund Account subject to the investment limitations of the 1940 Act as if the Fund Account were a separate registered investment company, unless otherwise instructed by the Adviser or Great-West Funds. The Sub-Adviser is not authorized by Great-West Funds or the Adviser to take any action, including the purchase or sale of securities for the Fund Account, in contravention of any restriction, limitation, policy or instruction described in the previous sentence. At Great-West Funds’ reasonable request, the Sub-Adviser will consult with Great-West Funds or with the Adviser with respect to any decision made by it with respect to the investments of the Fund Account. The Adviser will provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-Adviser hereunder.

Except to the extent prohibited or limited hereunder or in the policies and restrictions of Great-West Funds applicable to the Fund furnished pursuant to Section 5 of this Agreement, Sub-Adviser is authorized and empowered to include derivatives in the Fund Account. Derivatives may include, among others, credit default swaps, total return swaps, bullet swaps and other types of swaps, options, futures, foreign exchange forwards and other derivatives (including, without limitation, futures contracts or swaps with respect to financial instruments and any group or index of securities (or any interest therein based upon the value thereof), options (in any combination) on such contracts and instruments and credit linked and participation notes). Derivatives may be used to exploit market inefficiencies, replicate traditional securities with better risk and reward profiles and for interest rate and other hedging purposes relating to particular investments or overall management of the Fund Account. In using derivatives, Sub-Adviser takes into account, among other things, structural, operational and counterparty risks, as well as the characteristics of the underlying investment or index and is authorized to instruct the Custodian to deposit any property as collateral with any agent or to segregate assets in an account in the name of a counterparty, all on such terms and conditions as Sub-Adviser shall determine to be appropriate.

The Sub-Adviser will, no less frequently than annually, present to the Board of Directors of Great-West Funds in person and provide such materials as the Adviser or Great-West Funds reasonably requests. The Sub-Adviser will also cooperate in periodic compliance inspections of the Sub-Adviser by the Adviser.

The Sub-Adviser is authorized on behalf of the Fund to (i) negotiate and enter into agreements and execute any documents, open, continue and terminate brokerage accounts and other trading arrangements required to meet the obligations of the Fund with respect to any investments made for the Fund Account which shall include any market and/or industry standard documentation and the reasonable and customary representations contained therein; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures. Adviser agrees to execute any documentation that may be necessary to establish such brokerage and trading arrangements and accounts. The Sub-Adviser shall not have the authority to cause Great-West Funds to deliver securities and other property, or pay cash to the Sub-Adviser.

When due to the nature of the Fund Account and the investment objective, policies and restrictions of Great-West Funds applicable to the Fund furnished pursuant to Section 5 of this Agreement, Sub-Adviser requires a reasonable period of time to invest the Fund Account in accordance with such guidelines, Adviser and Sub-Adviser will agree to a period of time (not to exceed [XX] days) during which Sub-Adviser shall not be considered to be in breach of any investment guideline relating to percentage limitations, minimum and maximum restrictions, diversification requirements, duration guidelines and/or average quality ratings. Further, during such period, Sub-Adviser shall not be expected to obtain full market exposure to any benchmark indicated in the investment objective or guidelines. Notwithstanding the foregoing, during such period, Sub-Adviser shall comply with any prohibitions or restrictions on the purchase of a particular type of security or asset class.

The Sub-Adviser shall maintain all accounts, books and records with respect to the Fund Account as are required of a sub-advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund Account are the property of the Fund and will promptly surrender to designated officers of Great-West Funds any or all such records upon request. The Sub-Adviser agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act. Any such records shall be made available, within five business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-Adviser’s offices upon written notice. In addition, the Sub-Adviser will provide any materials reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by Great-West Funds or the Adviser or as may be required by any governmental agency or self-regulatory organization having jurisdiction thereof within such time as requested by any such governmental agency or self-regulatory organization. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Fund Account that are required to be maintained by the Sub-Adviser under applicable requirements of the 1940 Act, the Advisers Act, and the rules thereunder.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. Great-West Funds will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Fund Account as contained in the Fund’s Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Directors supplemental thereto. Great-West Funds and the Adviser agree, on an ongoing basis, to notify the Sub-Adviser in advance in writing of each change in the fundamental and non-fundamental investment policies of the Fund and to provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable to the Fund Account as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. Great-West Funds retains the right, on prior written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions of the Fund in accordance with applicable laws, at any time.

The investment objectives policies and restriction described in this Section 5 of the Agreement shall not be deemed to be breached as a result of the occurrence of any of the following events:

a. any changes in price or value of any investment which is brought about solely through movements in the market;

b. any change in the composition of any benchmark set out in the Investment Guidelines;

c. any issue, redemption or cancellation of investments by, or recapitalization of, a company or issuer whose securities are held in the Fund Account or to which the Fund Account has exposure;

d. any change in rating of an investment held in the Fund Account or to which the Fund Account has exposure, or any issuer of any such investment;

e. any change directed by the Fund or Adviser, including changes to lists of restricted securities; or

f. any withdrawal of cash by the Fund or Adviser.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by Great-West Funds or the Adviser (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to Great-West Funds or the Adviser and to the administrator designated by Great-West Funds or any other designated agent of Great-West Funds or the Adviser, all investment orders for the Fund Account placed by it with brokers and dealers. Great-West Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. Great-West Funds or the Adviser shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian. The Sub-Adviser will provide reports of failed trades, of which Sub-Adviser is aware, in the Fund Account.

Notwithstanding any other provision in this Agreement or in any agreement executed between the Fund and the Custodian (each, a “Custody Agreement”), the Adviser confirms, and the Sub-Adviser acknowledges and agrees, that the Sub-Adviser shall have no authority whatsoever, nor any authority to direct Custodian, to withdraw or transfer funds or securities from the Fund Account otherwise than in connection with effecting or settling trades for the Fund Account pursuant to this Agreement. In the event of a conflict between the provisions of this Agreement and the Custody Agreement, the terms of this Agreement shall control. Custodian and not the Sub-Adviser is responsible for the collection of income, dividends, and other distributions and for other functions incidental to the role of Custodian.

7. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 7(c) hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to conformance with the policies and procedures disclosed in the Fund’s Prospectus and Statement of Additional Information and the policies and procedures adopted by Great-West Funds’ Board of Directors.

a. In executing portfolio transactions, the Sub-Adviser will give primary consideration to seeking best execution under the circumstance of the particular transaction. Consistent with this policy, the Sub-Adviser may consider the full range and quality of a broker’s or dealer’s services including, among other things, the value of research provided as well as execution capability, commission rate, the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. In no event shall the Sub-Adviser be under any duty to obtain the lowest commission or best net price for the Fund Account on any particular transaction. It is understood that neither Great-West Funds, the Adviser nor the Sub-Adviser has adopted a formula for allocation of the Fund’s investment transaction business. It is also understood that it may be desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, brokers or dealers who execute portfolio transactions on behalf of the Fund Account may receive commissions which are in excess of the amount of commissions other brokers or dealers would have charged for effecting such transactions, and the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund Account with certain brokers, subject to review by Great-West Funds’ Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients of the Sub-Adviser. If, in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental investment and market research and security and economic analysis from other persons or entities outside of the context described above, the Sub-Adviser is authorized to obtain, and pay at its own expense, for such information.

b. On occasions when the Sub-Adviser deems the purchase or sale of a security or derivative to be in the best interest of the Fund Account as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other instruments to be sold or purchased in order to obtain best execution. In such event, allocations of the securities or other instruments so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to Great-West Funds in respect of the Fund and to such other clients.

c. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of Great-West Funds, the Adviser or any sub-adviser for any other series of Great-West Funds; (ii) a principal underwriter of Great-West Funds’ shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and Great-West Funds’ Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and Great-West Funds’ Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3. The Adviser agrees that it will provide the Sub-Adviser with a list of such affiliated brokers and dealers and that the Sub-Adviser shall not be liable to the extent that it executes a portfolio transaction for the Fund Account with a person not listed on the current list then in the Sub-Adviser’s possession.

d. The Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Fund concerning the Sub-Adviser’s or its affiliated persons’ transactions with the Fund in securities or other assets of the Fund, and (ii) will be limited to providing investment advice to the Fund with respect to the Fund Account.

e. To the extent authorized in this Agreement or in the policies and restrictions of Great-West Funds applicable to the Fund furnished pursuant to Section 5 of this Agreement, Adviser authorizes and directs the Sub-Adviser to execute foreign exchange transactions (“FX Transactions”) with such counterparties as the Sub-Adviser may select; provided, however, that, the Sub-Adviser may execute FX Transactions through Custodian or subcustodian of the Fund Account for restricted currencies or other currencies the Sub-Adviser has determined are not feasible to trade with the selected FX Transaction counterparties. Adviser acknowledges that the Sub-Adviser shall not negotiate foreign exchange rates and commissions with such Custodian or subcustodian, or otherwise monitor or evaluate the foreign exchange rates and commissions charged by Custodian or subcustodian and such rates and commissions may not be the best available for similar transactions.

f. In connection with the purchase and sale of over-the-counter derivatives transactions (including, without limitation, FX transactions whether or not traded pursuant to a master netting agreement) and/or futures contracts, Sub-Adviser will (i) execute a derivatives and/or futures agreement with the selected counterparties, and (ii) as agent of the Fund, adhere to any protocols published by the International Swaps and Derivatives Association as applicable to the performance of the Sub-Adviser’s obligations under this Agreement (including, without limitation, the ISDA Dodd-Frank, EMIR, and resolution stay protocols). The Adviser will obtain and provide to the Sub-Adviser any necessary legal entity identifiers and perform any related actions as may be required under any laws applicable to the Fund and the Fund Account. In addition, the Sub-Adviser may, as agent for the Fund, establish a trading relationship and negotiate, execute and deliver futures give-up agreements with brokers. Such give-up agreements govern financial futures that are executed through executing brokers which are then cleared and settled through clearing brokers. The Fund will be bound by the terms of the agreements and protocols authorized by this Section 6.f.

8. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time in accordance with Sub-Adviser’s proxy voting policy provided to the Adviser. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.

9. REPORTS TO THE SUB-ADVISER. Great-West Funds will provide the Sub-Adviser with such periodic reports concerning the status of the Fund Account as the Sub-Adviser may reasonably request.

10. FEES FOR SERVICES. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule A. The Sub-Adviser shall be responsible for all of its expenses incurred performing the services delegated to it hereunder. As described in the Advisory Agreement, the Fund and/or Adviser are responsible for all other expenses incurred in the operation of the Fund and for all of its general administrative expenses. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for reimbursing the Fund for any liabilities incurred as a result of overdrafts.

Upon request by the Adviser, Sub-Adviser agrees to reimburse the Adviser or the Fund, as applicable, for reasonable costs associated with any information statement or supplements to a Fund’s registration statement that are necessary due to changes regarding the Sub-Adviser and that require prompt disclosure and for which, at the time of notification by Sub-Adviser to Adviser of such changes, (i) the Fund or the Adviser is not already generating a supplement or amendment to the Fund’s registration statement for other purposes and (ii) the Adviser is not able to reasonably add such changes to a pending supplement. Such changes by Sub-Adviser include, but are not limited to, changes to its structure or to key investment personnel. In addition, Sub-Adviser shall reimburse the Adviser or the Fund as applicable, for any reasonable Board and/or proxy expenses required in connection with approving a change in control of the Sub-Adviser, provided that to the extent the Fund is already incurring proxy expenses unrelated to the Sub-Adviser and it is possible to include any shareholder proposals related to a change in control of the Sub-Adviser in the same proxy statement, proxy expenses relating to such Sub-Adviser change in control proposal shall be reasonably shared between the Fund and the Sub-Adviser. Reimbursable costs may include, but are not limited to, costs of preparation, filing, printing, postage, and/or distribution of such information statement or supplements to existing Fund shareholders and such other expenses as may be mutually agreed by the parties.

11. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. Great-West Funds acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, members, agents or employees may buy, sell or trade in any securities for its or their own respective accounts (“Affiliated Accounts”). Subject to the provisions of Section 7(b) hereof, Great-West Funds agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Fund Account and any specific investment restrictions applicable thereto. Great-West Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

12. CERTIFICATE OF AUTHORITY. Great-West Funds, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors/Members or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of Great-West Funds, a Fund Account, the Adviser and/or the Sub-Adviser.

13. INDEMNIFICATION AND LIMITATION OF LIABILITY.

a. The Sub-Adviser agrees and undertakes to hold harmless, indemnify and protect Great-West Funds and the Adviser and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by Great-West Funds or the Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Sub-Adviser, or (2) the activities (or omissions by the Sub-Adviser to carry out its obligations hereunder) of the Sub-Adviser under this Agreement, including the activities (or such omissions) of the Sub-Adviser’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Sub-

Adviser to perform or assist in the performance of its obligations hereunder; provided, however, that in no event is Sub-Adviser’s indemnity in favor of Great-West Funds or the Adviser deemed to protect Great-West Funds or the Adviser against any liability to which Great-West Funds or the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

b. The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-Adviser from and against any and all Losses incurred or suffered by Sub-Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by the Adviser, or (2) the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s directors, officers, employees, agents, subsidiaries and affiliates; provided, however, that in no event is the Adviser’s indemnity in favor of the Sub-Adviser deemed to protect the Sub-Adviser against any liability to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

c. Great-West Funds and the Adviser, jointly and severally, agree to hold harmless the Sub-Adviser, its directors and officers, and each person, if any, who controls the Sub-Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for Great-West Funds, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used, or which the Sub-Adviser had acknowledged was to be used, in the particular Disclosure Document.

d. The Sub-Adviser agrees to indemnify and hold harmless Great-West Funds and the Adviser, their directors and officers, and each person, if any, who controls Great-West Funds or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from Great-West Funds and the Adviser to the Sub-Adviser in subsection (c), but only with respect to information furnished in writing by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the Disclosure Documents.

e. The party seeking indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

f. In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof, provided, however, that the Indemnifying Party shall first have agreed in writing that it does not and will not contest its responsibility for indemnifying the Indemnified Party in respect of Claims attributable to such Third Party Assertion in accordance with the terms hereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party, be obligated to pay the reasonable costs (including reasonable attorney’s fees and expenses) incurred by the Indemnified Party in defending such Third Party Assertion between the date of the commencement of such Third Party Assertion and the date of the Indemnifying Party’s assumption of such defense, and take all steps necessary in the defense thereof; provided, further, that the Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

g. So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third

Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as it may deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified Party may deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions hereof; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled. Failure of any party hereto to give notice as required hereunder will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

h. In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act. The Sub-Adviser shall have no responsibility under this Agreement with respect to the management of assets of the Fund other than the Fund Account.

i. Adviser and Great West Funds acknowledge and recognize that the Fund Account may not constitute all of the assets of the Fund and, therefore, the Sub-Adviser cannot be and is not responsible for diversifying all of the investments of Fund. Adviser and Great West Funds agree that the only responsibility which the Sub-Adviser shall have with respect to diversification shall be to diversify the assets held in the Fund Account within the purposes for which the Sub-Adviser was appointed so as to minimize risk of large losses in the Fund Account without regard to or consideration of any other assets which may be held in the Fund.

j. the Sub-Adviser shall not be bound by any amendment to the documents governing the Fund Account unless and until the Sub-Adviser is notified in writing of such amendment.

14. USE OF DELEGATES. Adviser acknowledges that Sub-Adviser may delegate certain operational and administrative functions to third parties in support of the services contemplated herein. Sub-Adviser acknowledges that it shall be responsible for the actions of any such delegate to the same extent that it would be liable to Great-West Funds or the Adviser under the terms of this Agreement.

15. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and Great-West Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and Great-West Funds in respect thereof. In addition, the Sub-Adviser may disclose confidential information to its officers, employees, affiliates and agents and to other third parties (including, without limitation, custodians, brokers, counterparties and trade data repositories) in connection with the performance of its services under, and consistent with the terms of, this Agreement.

16. LITIGATION; CLASS ACTION. The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Fund in any legal proceedings (including, without limitation, class actions and bankruptcies), (each, a “Legal Action”) relating to the securities comprising the Fund Account or any other matter. The Sub-Adviser will not file proofs of claims relating to the securities comprising the Fund Account or any other matter and will not notify Fund or Adviser or Custodian of the Fund Account of class action settlements or bankruptcies relating to the Fund Account. Further, Adviser agrees that Sub-Adviser has no duty to institute, prosecute, defend, settle or otherwise dispose of any claim relating to securities purchased or held in the Fund Account.

17. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify Great-West Funds and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable Great-West Funds and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

18. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF GREAT-WEST FUNDS. Great-West Funds represents, warrants and agrees that:

a. The Sub-Adviser has been duly appointed by the Board of Directors of Great-West Funds to provide investment services to the Fund Account as contemplated hereby.

b. Great-West Funds will deliver to the Sub-Adviser a true and complete copy of the Fund’s then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

c. Great-West Funds is currently in material compliance and shall at all times continue to comply with the requirements imposed upon Great-West Funds by applicable law and regulations.

19. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

a. The Adviser has been duly authorized by the Board of Directors of Great-West Funds to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

b. The Adviser is registered as an “investment adviser” under the Advisers Act.

c. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

d. The Adviser represents and warrants to the Sub-Adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to Great-West Funds or the Adviser in writing by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the particular Disclosure Document. Great-West Funds and the Adviser will notify the Sub-Adviser promptly of the happening of any event which in the judgment of Great-West Funds or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that Great-West Funds and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds had informed the Sub-Adviser was to be used in the particular Disclosure Document.

e. Great-West Funds and the Adviser acknowledge they have received, at least 48 hours prior to the execution of this Agreement, a copy of Part 2 of the Sub-Adviser’s Form ADV, as amended.

f. The Fund is the owner of the Fund Account.

g. The Fund is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act (the “CEA”) and U.S. Commodity Futures Trading Commission (“CFTC”) Rule 1.3(m) thereunder and a “qualified eligible person” as defined in Rule 4.7 of the CFTC. The Fund and the Adviser consent to the Fund Account being treated as an exempt account under Rule 4.7 of the CFTC.

h. The Adviser is a member of National Futures Association (the “NFA”) and is registered as the commodity pool operator with respect to the Fund under the CEA or is not required to be a member of NFA because (i) it is exempt from registration under the CEA and filed an appropriate notice of eligibility with the NFA or (ii) it is exempt from registration under the CEA and has no obligation to file a notice of eligibility with the NFA.

20. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

a. The Sub-Adviser is registered as an “investment adviser” under the Advisers Act.

b. The Sub-Adviser is currently in compliance in all material respects and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

c. The Sub-Adviser will maintain, keep current and preserve on behalf of Great-West Funds, in the manner required or permitted by the 1940 Act, the records identified in Section 4. The Sub-Adviser agrees that such records are the property of Great-West Funds, and will be surrendered to Great-West Funds promptly upon request provided, however, that the Sub-Adviser may retain a copy of such records. Subject to Section 15 of the Agreement, the Sub-Adviser agrees to keep confidential all records of Great-West Funds and information relating to Great-West Funds, unless the release of such records or information is otherwise consented to in writing by Great-West Funds or the Adviser.

d. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund Account as the Adviser or Great-West Funds may from time to time reasonably require to assure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

e. The Sub-Adviser has adopted a written code of ethics complying in all material respects with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1under the Advisers Act and has provided Great-West Funds with a copy of the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an officer of the Sub-Adviser shall certify to Great-West Funds that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. The Sub-Adviser will provide a summary of violations, if any, of Sub-Adviser’s code of ethics from time to time in such form as determined by the Sub-Adviser. The Sub-Adviser has adopted a compliance program in compliance with Rule 206(4)-7 of the Advisers Act. The Sub-Adviser will provide Great-West Funds or the Adviser with copies of its compliance policies and procedures applicable to its compliance with Rule 206(4)-7 under the Advisers Act (“Compliance Program”) upon request and will provide a summary of material findings, if any, regarding the of Sub-Adviser’s Compliance Program.

f. The Sub-Adviser will furnish a copy of its Form ADV to the Adviser at least annually and promptly after filing with the SEC any amendment thereto which reflects any material changes with respect to the Fund.

g. The Sub-Adviser will immediately notify Great-West Funds and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. Subject to Section 16 of this Agreement, the Sub-Adviser will also immediately notify Great-West Funds and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, directly involving the affairs of the Fund.

h. The Sub-Adviser represents and warrants to Great-West Funds and the Adviser that the information furnished in writing by it which Great-West Funds or the Adviser has informed it is to be used in a particular Disclosure Document, as defined above, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws. The Sub-Adviser will notify Great-West Funds and the Adviser promptly of the happening of any event which in the judgment of the Sub-Adviser makes any statement made in any Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-Adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the particular Disclosure Document.

i. The Sub-Adviser will cooperate with Great-West Funds and the Adviser in connection with the registration or qualification of units of the Fund for offer and sale under the securities or Blue Sky laws of such jurisdictions as they may request and will cooperate with the preparation of the Disclosure Documents. Great-West Funds or the Adviser will provide the Sub-Adviser with copies of applicable updates to the registration statement or supplements thereto at least ten days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-Adviser or its affiliates, or relating to the description of the investment objectives and policies of the Fund.

21. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and Great-West Funds, which amendment is subject to the approval of the Board of Directors, including by a majority of the Board of Directors who are not interested persons of Great-West Funds, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval and, to the extent required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

22. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Directors who are not interested persons of Great-West Funds, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the majority of the Board of Directors or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. In connection with such approvals, the Sub-Adviser shall furnish the Board of Directors with such information as may be reasonably necessary for it to evaluate the Sub-Adviser’s performance hereunder.

23. TERMINATION.

a. This Agreement may be terminated by Great-West Funds (by a vote of the Board of Directors of Great-West Funds or by a vote of a majority of the outstanding voting securities of the Fund), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by Great-West Funds, upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others incurred prior to the date of such termination.

b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others incurred prior to the date of such termination.

c. This Agreement will terminate automatically upon termination of the Advisory Agreement.

24. DEFINITIONS. As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person,” “principal underwriter” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

25. NOTICE. Any notice under this Agreement shall be given in writing and sent via electronic mail or addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business. By consenting to the electronic delivery of any notice, documentation or other communication in respect of this Agreement, the Fund Account or as required pursuant to applicable law, Adviser authorizes the Sub-Adviser to deliver all communications by email. The Sub-Adviser may rely upon any notice from the Adviser or other communication reasonably believed by Sub-Adviser to be genuine.

26. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remainder of this Agreement shall not be affected thereby.

27. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

28. ENTIRE AGREEMENT. This Agreement and the Schedule attached hereto embodies the entire agreement and understanding between the parties.

29. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

30. WAIVER. The failure of any part to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

31. NO THIRD PARTY BENEFICIARIES. The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, any person or entity that is not a party to this Agreement.

32. SURVIVAL. Sections 13 and 14 shall survive the termination or expiration of this Agreement.

33. INDEPENDENT CONTRACTOR; NO AGENCY. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent Great-West Funds, the Adviser or the Fund in any way or otherwise be deemed an agent of any of them. This Agreement will not be construed to create or imply any partnership, agency or joint venture.

34. FORCE MAJEURE. No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of such party.

35. USE OF SUB-ADVISER NAME. During the term of this Agreement, the Sub-Adviser grants to the Adviser and Great-West Funds a non-exclusive, non-transferable and non-assignable license to use the name “BNY Mellon Asset Management North America Corporation.” Neither the Great-West Funds nor the Adviser shall use the Sub-Adviser’s name, marks or logos in promotional or sales related materials prepared by or on behalf of the Adviser or the Fund (“Marketing Material”), without prior review and approval by the Sub-Adviser, which may not be unreasonably withheld or delayed. Provided that, once Sub-Adviser approves Marketing Material, subsequent version of the Marketing Material will be deemed approved by the Sub-adviser unless the Marketing Material contains material changes or the Sub-Adviser revokes such approval in a written notice to Adviser. In the event that this Agreement shall be terminated for any reason, and in the event a new or successor agreement with the Sub-Adviser is not concluded, the Adviser and Great-West Funds understand that they must promptly take all steps necessary to cease any and all use of the name “BNY Mellon Asset Management North America Corporation.”

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PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

GREAT-WEST FUNDS, INC., on behalf of Great-West Global Bond Fund

By:	/s/ Scott C. Sipple
Name: Scott C. Sipple
Title: President & Chief Executive Officer

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:	/s/ Mary C. Maiers
Name: Mary C. Maiers
Title: Chief Financial Officer & Treasurer

BNY MELLON ASSET MANAGEMENT NORTH AMERICA CORPORATION

By:	/s/ Adam Joffe
Name: Adam Joffe
Title: Chief Business Officer

SCHEDULE A

FEE SCHEDULE

For the services to be provided to the Fund pursuant to this Agreement, the Adviser shall pay the Sub-Adviser an annual fee calculated as follows:

0.225% on all Fund Account assets

The fee shall be calculated and paid monthly in arrears based on the average daily market value of the investments in the Fund Account. Payment will be made on or about the 15th day of each month.

Fees shall be prorated on a daily basis when the Fund Account is managed by the Sub-Adviser for a portion of any month.

The Fund Account is comprised of all funds and assets, including cash, cash accruals, additions, substitutions and alterations which are allocated to the Sub-Adviser.

Except for the management fee described herein, no other compensation or fees shall be payable to the Sub-Adviser hereunder.